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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 2, 2007

                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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
            OHIO                        0-16540                  34-1405357
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

201 SOUTH 4TH STREET, MARTINS FERRY, OHIO                             43935-0010
 (Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (740) 633-0445

________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

On July 2, 2007, United Bancorp, Inc. issued a press release announcing the successful consummation of the merger of its wholly-owned commercial bank subsidiaries, The Glouster Community Bank, Lancaster, Ohio, and The Citizens
Savings Bank, Martins Ferry, Ohio, under the charter of the latter. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are furnished herewith:

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
EXHIBIT
 NUMBER   EXHIBIT DESCRIPTION
-------   -------------------
99        Press release, dated July 2, 2007, announcing the successful consummation of the merger of the Company's wholly-owned commercial bank subsidiaries, The Glouster Community Bank, Lancaster, Ohio, and
          The Citizens Savings Bank, Martins Ferry, Ohio.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Dated: July 2, 2007                     UNITED BANCORP, INC.


                                        /s/ Randall M. Greenwood
                                        ----------------------------------------
                                        Randall M. Greenwood
                                        Senior Vice President and
                                        Chief Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT
 NUMBER   EXHIBIT DESCRIPTION
-------   -------------------
99        Press release, dated July 2, 2007, announcing the successful consummation of the merger of the Company's wholly-owned commercial bank subsidiaries, The Glouster Community Bank, Lancaster, Ohio, and
          The Citizens Savings Bank, Martins Ferry, Ohio.